Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2014							2015							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
US and Puerto Rico	$1,765	$1,901	$3,666	$1,968	$5,634	$2,082	$7,716	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	9%	6%	—	—
Europe	948	908	1,856	814	2,670	922	3,592	782	974	1,756	813	2,569	922	3,491	—	(3)%	(13)%	(17)%
Rest of the World	830	811	1,641	838	2,479	980	3,459	1,019	1,124	2,143	1,027	3,170	972	4,142	(1)%	20%	(9)%	(13)%
Other	268	269	537	301	838	274	1,112	196	228	424	185	609	130	739	(53)%	(34)%	N/A	N/A
Total	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	1%	4%	(5)%	(7)%

% of Revenues	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
US and Puerto Rico	46.3%	48.9%	47.6%	50.2%	48.5%	48.9%	48.6%	50.6%	44.1%	47.3%	50.2%	48.3%	52.8%	49.4%
Europe	24.9%	23.3%	24.1%	20.8%	23.0%	21.7%	22.6%	19.4%	23.4%	21.4%	20.0%	20.9%	21.5%	21.1%
Rest of the World	21.8%	20.9%	21.3%	21.4%	21.3%	23.0%	21.8%	25.2%	27.0%	26.1%	25.2%	25.8%	22.7%	25.0%
Other	7.0%	6.9%	7.0%	7.6%	7.2%	6.4%	7.0%	4.8%	5.5%	5.2%	4.6%	5.0%	3.0%	4.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$2,807	$2,770	$5,577	$2,843	$8,420	$3,240	$11,660	$3,059	$3,572	$6,631	$3,552	$10,183	$3,862	$14,045	19%	20%
Alliance and other revenues	1,004	1,119	2,123	1,078	3,201	1,018	4,219	982	591	1,573	517	2,090	425	2,515	(58)%	(40)%
Total Revenues	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	1%	4%

Cost of products sold	968	991	1,959	1,007	2,966	966	3,932	847	1,013	1,860	1,097	2,957	952	3,909	(1)%	(1)%
Marketing, selling and administrative(a)	1,120	1,138	2,258	1,200	3,458	1,364	4,822	1,029	1,135	2,164	1,176	3,340	1,501	4,841	10%	—
Research and development	946	1,416	2,362	983	3,345	1,189	4,534	1,016	1,856	2,872	1,132	4,004	1,916	5,920	61%	31%
Other (income)/expense	(208)	(104)	(312)	(277)	(589)	799	210	(299)	107	(192)	(323)	(515)	238	(277)	(70)%	**
Total Expenses	2,826	3,441	6,267	2,913	9,180	4,318	13,498	2,593	4,111	6,704	3,082	9,786	4,607	14,393	7%	7%

Earnings/(Loss) Before Income Taxes	$985	$448	$1,433	$1,008	$2,441	$(60)	$2,381	$1,448	$52	$1,500	$987	$2,487	$(320)	$2,167	**	(9)%
Provision for/(Benefit from) Income Taxes	49	114	163	276	439	(87)	352	249	162	411	257	668	(191)	477	**	36%
Net Earnings/(Loss)	$936	$334	$1,270	$732	$2,002	$27	$2,029	$1,199	$(110)	$1,089	$730	$1,819	$(129)	$1,690	**	(17)%
Net Earnings/(Loss) Attributable to Noncontrolling Interest	(1)	1	—	11	11	14	25	13	20	33	24	57	9	66	(36)%	**
Net Earnings/(Loss) Attributable to BMS	$937	$333	$1,270	$721	$1,991	$13	$2,004	$1,186	$(130)	$1,056	$706	$1,762	$(138)	$1,624	**	(19)%

Diluted Earnings/(Loss) per Common Share*	$0.56	$0.20	$0.76	$0.43	$1.19	$0.01	$1.20	$0.71	$(0.08)	$0.63	$0.42	$1.05	$(0.08)	$0.97	**	(19)%
Average Common Shares Outstanding - Diluted	1,666	1,669	1,668	1,670	1,668	1,673	1,670	1,676	1,667	1,677	1,678	1,677	1,669	1,679	—	1%
Dividends declared per common share	$0.36	$0.36	$0.72	$0.36	$1.08	$0.37	$1.45	$0.37	$0.37	$0.74	$0.37	$1.11	$0.38	$1.49	3%	3%

	2014							2015
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	74.6%	74.5%	74.6%	74.3%	74.5%	77.3%	75.2%	79.0%	75.7%	77.3%	73.0%	75.9%	77.8%	76.4%

Other Ratios
Effective tax rate	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%	17.2%	311.5%	27.4%	26.0%	26.9%	59.7%	22.0%

Other (Income)/Expense	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$54	$46	$100	$50	$150	$53	$203	$51	$49	$100	$41	$141	$43	$184	(19)%	(9)%
Investment income	(23)	(28)	(51)	(20)	(71)	(30)	(101)	(30)	(26)	(56)	(18)	(74)	(27)	(101)	(10)%	—
Provision for restructuring	21	16	37	35	72	91	163	12	28	40	10	50	68	118	(25)%	(28)%
Litigation charges/(recoveries)	29	(20)	9	10	19	4	23	12	4	16	(2)	14	55	69	**	**
Equity in net income of affiliates	(36)	(33)	(69)	(12)	(81)	(26)	(107)	(26)	(22)	(48)	(19)	(67)	(16)	(83)	(38)%	(22)%
Out-licensed intangible asset impairment	—	—	—	18	18	11	29	13	—	13	—	13	—	13	(100)%	(55)%
(Gain)/Loss on sale of businesses, product lines and assets	(259)	7	(252)	(315)	(567)	3	(564)	(154)	(8)	(162)	(208)	(370)	174	(196)	**	(65)%
Other alliance and licensing income	(108)	(144)	(252)	(102)	(354)	(50)	(404)	(161)	(124)	(285)	(187)	(472)	(156)	(628)	**	55%
Pension charges	64	45	109	28	137	740	877	27	36	63	48	111	49	160	(93)%	(82)%
Loss on debt redemption	45	—	45	—	45	—	45	—	180	180	—	180	—	180	—	**
Other	5	7	12	31	43	3	46	(43)	(10)	(53)	12	(41)	48	7	**	(85)%
	$(208)	$(104)	$(312)	$(277)	$(589)	$799	$210	$(299)	$107	$(192)	$(323)	$(515)	$238	$(277)	(70)%	**

(a)
Includes advertising and product promotion expenses of $330 million and $213 million for the three months ended December 31, 2015 and 2014, respectively, and $825 million and $734 million for the twelve months ended December 31, 2015 and 2014, respectively.

*	Quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.
**	In excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2015
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2015	2014	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2015 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$4,287	$4,258	$29	1%	$(212)	$4,499	(5)%	6%
Gross profit	3,335	3,292	43	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	3,345	3,323	22	1%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	78.0%	78.0%

Marketing, selling and administrative(b)	1,501	1,364	137	10%	66	1,567	5%	15%
Marketing, selling and administrative excluding specified items(a)	1,497	1,363	134	10%	66	1,563	5%	15%

MS&A excluding specified items as a % of revenues	34.9%	32.0%

Research and development	1,916	1,189	727	61%	20	1,936	2%	63%
Research and development excluding specified items(a)	1,175	1,139	36	3%	20	1,195	2%	5%

Research and development excluding specified items as a % of revenues	27.4%	26.7%

YEAR-TO-DATE	2015	2014	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2015 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Revenues	$16,560	$15,879	$681	4%	$(1,100)	$17,660	(7)%	11%
Gross profit	12,651	11,947	704	6%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	12,735	12,098	637	5%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of revenues	76.9%	76.2%

Marketing, selling and administrative(b)	4,841	4,822	19	—	292	5,133	6%	6%
Marketing, selling and administrative excluding specified items(a)	4,831	4,717	114	2%	292	5,123	7%	9%

MS&A excluding specified items as a % of revenues	29.2%	29.7%

Research and development	5,920	4,534	1,386	31%	87	6,007	1%	32%
Research and development excluding specified items(a)	4,037	3,913	124	3%	87	4,124	2%	5%

Research and development excluding specified items as a % of revenues	24.4%	24.6%

(a)	Refer to the Specified Items schedule for further details.
(b)
Includes advertising and product promotion expenses of $330 million and $213 million for the three months ended December 31, 2015 and 2014, respectively, and $825 million and $734 million for the twelve months ended December 31, 2015 and 2014, respectively.

*
Foreign exchange (FX) impact determined by the change in a line item's current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS AND RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
(Unaudited, dollars in millions)

	2014							2015							Growth $		% Change		EX-FX				FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD	QTD $	YTD $	Qtr vs. Qtr %	YTD vs. YTD %	Qtr vs. Qtr	YTD vs. YTD
Virology(a)
Baraclude	$406	$369	$775	$325	$1,100	$341	$1,441	$340	$343	$683	$320	$1,003	$309	$1,312	$(32)	$(129)	(9)%	(9)%	$330	$1,418	(3)%	(2)%	(6)%	(7)%
Hepatitis C Franchise(b)	—	—	—	49	49	207	256	264	479	743	402	1,145	458	1,603	251	1,347	**	**	484	1,822	**	**	N/A	N/A
Reyataz Franchise	344	362	706	338	1,044	318	1,362	294	303	597	270	867	272	1,139	(46)	(223)	(14)%	(16)%	287	1,211	(10)%	(11)%	(4)%	(5)%
Sustiva Franchise(c)	319	361	680	357	1,037	407	1,444	290	317	607	333	940	312	1,252	(95)	(192)	(23)%	(13)%	312	1,257	(23)%	(13)%	—	—
Oncology(a)
Empliciti	—	—	—	—	—	—	—	—	—	—	—	—	3	3	3	3	N/A	N/A	3	3	N/A	N/A	N/A	N/A
Erbitux	169	186	355	187	542	181	723	165	169	334	167	501	—	501	(181)	(222)	(100)%	(31)%	—	502	(100)%	(31)%	—	—
Opdivo	—	—	—	1	1	5	6	40	122	162	305	467	475	942	470	936	**	**	482	954	**	**	N/A	N/A
Sprycel	342	368	710	385	1,095	398	1,493	375	405	780	411	1,191	429	1,620	31	127	8%	9%	452	1,747	14%	17%	(6)%	(8)%
Yervoy	271	321	592	350	942	366	1,308	325	296	621	240	861	265	1,126	(101)	(182)	(28)%	(14)%	280	1,218	(23)%	(7)%	(5)%	(7)%
Neuroscience(a)
Abilify(d)	540	555	1,095	449	1,544	476	2,020	554	107	661	46	707	39	746	(437)	(1,274)	(92)%	(63)%	44	764	(91)%	(62)%	(1)%	(1)%
Immunoscience(a)
Orencia(e)	363	402	765	444	1,209	443	1,652	400	461	861	484	1,345	540	1,885	97	233	22%	14%	562	1,990	27%	20%	(5)%	(6)%
Cardiovascular(a)
Eliquis	106	171	277	216	493	281	774	355	437	792	466	1,258	602	1,860	321	1,086	**	**	634	2,002	**	**	N/A	N/A

Mature Products and All Other(f)	951	794	1,745	820	2,565	835	3,400	639	724	1,363	625	1,988	583	2,571	(252)	(829)	(30)%	(24)%	629	2,772	(25)%	(18)%	(5)%	(6)%

Total	$3,811	$3,889	$7,700	$3,921	$11,621	$4,258	$15,879	$4,041	$4,163	$8,204	$4,069	$12,273	$4,287	$16,560	$29	$681	1%	4%	$4,499	$17,660	6%	11%	(5)%	(7)%

Total Excluding Diabetes Alliance	$3,632	$3,862	$7,494	$3,879	$11,373	$4,211	$15,584	$3,987	$4,099	$8,086	$4,016	$12,102	$4,262	$16,364	$51	$780	1%	5%	$4,473	$17,462	6%	12%	(5)%	(7)%

**	In excess of +/- 100%
(a)	Key products listed do not represent all products in the respective therapeutic areas.
(b)
Includes Daklinza (daclatasvir) revenues of $423 million and $163 million for the three months ended December 31, 2015 and 2014, respectively, and $1,315 million and $201 million for the twelve months ended December 31, 2015 and 2014, respectively. Additionally, includes Sunvepra (asunaprevir) revenues of $35 million and $44 million for the three months ended December 31, 2015 and 2014, respectively, and $288 million and $55 million for the twelve months ended December 31, 2015 and 2014, respectively.

(c)
The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla. Includes alliance and other revenue of $273 million and $361 million for the three months ended December 31, 2015 and 2014, respectively, and $1,096 million and $1,255 million for the twelve months ended December 31, 2015 and 2014, respectively.

(d)
Includes alliance and other revenue of $7 million and $428 million for the three months ended December 31, 2015 and 2014, respectively, and $604 million and $1,778 million for the twelve months ended December 31, 2015 and 2014, respectively. BMS's U.S. rights to Abilify expired on April 20, 2015.

(e)
Includes Orencia SubQ revenues of $262 million and $200 million for the three months ended December 31, 2015 and 2014, respectively, and $872 million and $688 million for the twelve months ended December 31, 2015 and 2014, respectively.

(f)
Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue. Includes Diabetes Alliance revenues of $25 million and $47 million for the three months ended December 31, 2015 and 2014, respectively, and $196 million and $295 million for the twelve months ended December 31, 2015 and 2014, respectively.

BRISTOL-MYERS SQUIBB COMPANY
DOMESTIC REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2014							2015							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Virology
Baraclude	$70	$84	$154	$40	$194	$21	$215	$46	$37	$83	$25	$108	$27	$135	29%	(37)%
Hepatitis C Franchise(a)	—	—	—	—	—	—	—	—	—	—	111	111	212	323	N/A	N/A
Reyataz Franchise	176	168	344	169	513	176	689	143	157	300	149	449	142	591	(19)%	(14)%
Sustiva Franchise(b)	228	266	494	284	778	340	1,118	234	258	492	280	772	269	1,041	(21)%	(7)%
Oncology
Empliciti	—	—	—	—	—	—	—	—	—	—	—	—	3	3	N/A	N/A
Erbitux	158	178	336	175	511	171	682	157	165	322	165	487	—	487	(100)%	(29)%
Opdivo	—	—	—	—	—	1	1	38	107	145	268	413	410	823	**	**
Sprycel	145	163	308	179	487	184	671	181	205	386	215	601	228	829	24%	24%
Yervoy	146	173	319	191	510	199	709	181	136	317	121	438	164	602	(18)%	(15)%
Neuroscience
Abilify	325	417	742	407	1,149	423	1,572	508	67	575	18	593	7	600	(98)%	(62)%
Immunoscience
Orencia(c)	229	254	483	292	775	289	1,064	259	310	569	330	899	372	1,271	29%	19%
Cardiovascular
Eliquis	61	94	155	113	268	136	404	200	243	443	245	688	335	1,023	**	**

Mature Products and All Other(d)	227	104	331	118	449	142	591	97	152	249	117	366	94	460	(34)%	(22)%

Total(e)	$1,765	$1,901	$3,666	$1,968	$5,634	$2,082	$7,716	$2,044	$1,837	$3,881	$2,044	$5,925	$2,263	$8,188	9%	6%

Total Excluding Diabetes Alliance	$1,651	$1,901	$3,552	$1,968	$5,520	$2,086	$7,606	$2,044	$1,834	$3,878	$2,044	$5,922	$2,263	$8,185	8%	8%

**	In excess of +/- 100%
(a)	Includes revenues of Daklinza (daclastasvir) only, which was launched in the U.S. in the third quarter of 2015.
(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)
Includes Orencia SubQ revenues of $174 million and $131 million for the three months ended December 31, 2015 and 2014, respectively, and $567 million and $458 million for the twelve months ended December 31, 2015 and 2014, respectively.

(d)	Represents all other products sold in the U.S., including those which have lost exclusivity.
(e)	Domestic revenues include United States and Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES FROM OPERATIONS BY PRODUCT
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2014							2015							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Virology
Baraclude	$336	$285	$621	$285	$906	$320	$1,226	$294	$306	$600	$295	$895	$282	$1,177	(12)%	(4)%	(7)%	(9)%
Hepatitis C Franchise(a)	—	—	—	49	49	207	256	264	479	743	291	1,034	246	1,280	19%	**	(12)%	N/A
Reyataz Franchise	168	194	362	169	531	142	673	151	146	297	121	418	130	548	(8)%	(19)%	(10)%	(11)%
Sustiva Franchise(b)	91	95	186	73	259	67	326	56	59	115	53	168	43	211	(36)%	(35)%	—	(1)%
Oncology
Erbitux	11	8	19	12	31	10	41	8	4	12	2	14	—	14	(100)%	(66)%	—	(3)%
Opdivo	—	—	—	1	1	4	5	2	15	17	37	54	65	119	**	**	N/A	N/A
Sprycel	197	205	402	206	608	214	822	194	200	394	196	590	201	791	(6)%	(4)%	(11)%	(16)%
Yervoy	125	148	273	159	432	167	599	144	160	304	119	423	101	524	(40)%	(13)%	(10)%	(16)%
Neuroscience
Abilify(c)	215	138	353	42	395	53	448	46	40	86	28	114	32	146	(40)%	(67)%	(10)%	(4)%
Immunoscience
Orencia	134	148	282	152	434	154	588	141	151	292	154	446	168	614	9%	4%	(14)%	(18)%
Cardiovascular
Eliquis	45	77	122	103	225	145	370	155	194	349	221	570	267	837	84%	**	N/A	N/A

Mature Products and All Other(d)	724	690	1,414	702	2,116	693	2,809	542	572	1,114	508	1,622	489	2,111	(29)%	(25)%	(6)%	(7)%

Total	$2,046	$1,988	$4,034	$1,953	$5,987	$2,176	$8,163	$1,997	$2,326	$4,323	$2,025	$6,348	$2,024	$8,372	(7)%	3%	(10)%	(13)%

Total Excluding Diabetes Alliance	$1,981	$1,961	$3,942	$1,911	$5,853	$2,125	$7,978	$1,943	$2,265	$4,208	$1,972	$6,180	$1,999	$8,179	(6)%	3%	(10)%	(13)%

**	In excess of +/- 100%
(a)
Includes Daklinza (daclatasvir) revenues of $211 million and $163 million for the three months ended December 31, 2015 and 2014, respectively, and $992 million and $201 million for the twelve months ended December 31, 2015 and 2014, respectively. Additionally, includes Sunvepra (asunaprevir) revenues of $35 million and $44 million for the three months ended December 31, 2015 and 2014, respectively, and $288 million and $55 million for the twelve months ended December 31, 2015 and 2014, respectively.

(b)	The Sustiva Franchise includes sales of Sustiva and revenue from sales of bulk efavirenz included in the combination therapy, Atripla.
(c)	Includes revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(d)	Represents all other products, including those which have lost exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$2,843	$2,898	$5,741	$2,914	$8,655	$3,292	$11,947	$3,194	$3,150	$6,344	$2,972	$9,316	$3,335	$12,651
Specified items(a)	45	39	84	36	120	31	151	34	25	59	15	74	10	84
Gross profit excluding specified items	2,888	2,937	5,825	2,950	8,775	3,323	12,098	3,228	3,175	6,403	2,987	9,390	3,345	12,735

Marketing, selling and administrative(b)	1,120	1,138	2,258	1,200	3,458	1,364	4,822	1,029	1,135	2,164	1,176	3,340	1,501	4,841
Specified items(a)	(3)	(3)	(6)	(98)	(104)	(1)	(105)	(1)	(3)	(4)	(2)	(6)	(4)	(10)
Marketing, selling and administrative excluding specified items	1,117	1,135	2,252	1,102	3,354	1,363	4,717	1,028	1,132	2,160	1,174	3,334	1,497	4,831

Research and development	946	1,416	2,362	983	3,345	1,189	4,534	1,016	1,856	2,872	1,132	4,004	1,916	5,920
Specified items(a)	(48)	(458)	(506)	(65)	(571)	(50)	(621)	(162)	(871)	(1,033)	(109)	(1,142)	(741)	(1,883)
Research and development excluding specified items	898	958	1,856	918	2,774	1,139	3,913	854	985	1,839	1,023	2,862	1,175	4,037

Other (income)/expense	(208)	(104)	(312)	(277)	(589)	799	210	(299)	107	(192)	(323)	(515)	238	(277)
Specified items(a)	88	(67)	21	203	224	(850)	(626)	122	(237)	(115)	227	112	(338)	(226)
Other (income)/expense excluding specified items	(120)	(171)	(291)	(74)	(365)	(51)	(416)	(177)	(130)	(307)	(96)	(403)	(100)	(503)

Effective Tax Rate	5.0%	25.4%	11.4%	27.4%	18.0%	145.0%	14.8%	17.2%	311.5%	27.4%	26.0%	26.9%	59.7%	22.0%
Specified items(a)	18.0%	(4.1)%	10.7%	(3.2)%	4.8%	(135.0)%	5.1%	3.6%	(288.1)%	(5.5)%	(1.8)%	(4.4)%	(44.6)%	(0.8)%
Effective Tax Rate excluding specified items	23.0%	21.3%	22.1%	24.2%	22.8%	10.0%	19.9%	20.8%	23.4%	21.9%	24.2%	22.5%	15.1%	21.2%

(a)	Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.
(b)
Includes advertising and product promotion expenses of $330 million and $213 million for the three months ended December 31, 2015 and 2014, respectively, and $825 million and $734 million for the twelve months ended December 31, 2015 and 2014, respectively.

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2014							2015
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold(a)	$45	$39	$84	$36	$120	$31	$151	$34	$25	$59	$15	$74	$10	$84

Additional year of Branded Prescription Drug Fee	—	—	—	96	96	—	96	—	—	—	—	—	—	—
Process standardization implementation costs	3	3	6	2	8	1	9	1	3	4	2	6	4	10
Marketing, selling and administrative	3	3	6	98	104	1	105	1	3	4	2	6	4	10

License and asset acquisition charges	15	148	163	65	228	50	278	162	869	1,031	94	1,125	554	1,679
IPRD impairments	33	310	343	—	343	—	343	—	—	—	—	—	160	160
Other	—	—	—	—	—	—	—	—	2	2	15	17	27	44
Research and development	48	458	506	65	571	50	621	162	871	1,033	109	1,142	741	1,883

Provision for restructuring	21	16	37	35	72	91	163	12	28	40	10	50	65	115
(Gain)/Loss on sale of businesses, product lines and assets	(259)	12	(247)	(315)	(562)	3	(559)	(152)	(8)	(160)	(198)	(358)	171	(187)
Pension charges	64	45	109	28	137	740	877	27	36	63	48	111	49	160
Acquisition and alliance related items(b)	16	17	33	39	72	—	72	(36)	—	(36)	(87)	(123)	—	(123)
Litigation charges/(recoveries)	25	(23)	2	10	12	15	27	14	1	15	—	15	53	68
Out-licensed intangible asset impairment	—	—	—	—	—	11	11	13	—	13	—	13	—	13
Loss on debt redemption	45	—	45	—	45	—	45	—	180	180	—	180	—	180
Upfront, milestone and other licensing receipts	—	—	—	—	—	(10)	(10)	—	—	—	—	—	—	—
Other (income)/expense	(88)	67	(21)	(203)	(224)	850	626	(122)	237	115	(227)	(112)	338	226

Increase/(decrease) to pretax income	8	567	575	(4)	571	932	1,503	75	1,136	1,211	(101)	1,110	1,093	2,203

Income tax on items above	(179)	(102)	(281)	33	(248)	(297)	(545)	(68)	(116)	(184)	43	(141)	(308)	(449)
Specified tax charge(c)	—	—	—	—	—	123	123	—	—	—	—	—	—	—
Income taxes	(179)	(102)	(281)	33	(248)	(174)	(422)	(68)	(116)	(184)	43	(141)	(308)	(449)

Increase/(decrease) to net earnings	$(171)	$465	$294	$29	$323	$758	$1,081	$7	$1,020	$1,027	$(58)	$969	$785	$1,754

(a)	Specified items in cost of products sold are accelerated depreciation, asset impairment and other shutdown costs.
(b)	Includes $16 million of additional year of Branded Prescription Drug Fee in the third quarter of 2014.
(c)	The 2014 specified tax charge relates to transfer pricing matters.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Cash and cash equivalents	$5,225	$4,282	$4,851	$5,571	$6,294	$4,199	$3,975	$2,385
Marketable securities - current	1,834	2,893	2,370	1,864	1,313	1,277	1,438	1,885
Marketable securities - long term	3,558	3,876	4,328	4,408	4,279	4,632	4,627	4,660
Cash, cash equivalents and marketable securities	10,617	11,051	11,549	11,843	11,886	10,108	10,040	8,930

Short-term borrowings and current portion of long-term debt	(281)	(365)	(401)	(590)	(330)	(755)	(642)	(139)
Long-term debt	(7,367)	(7,372)	(7,267)	(7,242)	(7,127)	(6,615)	(6,632)	(6,550)
Net cash position	$2,969	$3,314	$3,881	$4,011	$4,429	$2,738	$2,766	$2,241

BRISTOL-MYERS SQUIBB COMPANY
2016 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2016
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP	$2.30 to $2.40
Projected Specified Items:
Downsizing and streamlining of worldwide operations	(0.17)
Upfront and milestone payments, net	0.14
Pension Related items	0.03
Total	—

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP	$2.30 to $2.40

Gross margin as a percentage of revenues on a GAAP and non-GAAP basis for the twelve months ended December 31, 2015 was 76.4% and 76.9%, respectively. On a non-GAAP basis, the Company projects gross margin as a percentage of revenues for the full year 2016 to be approximately 75% - 76%. There is no reliable comparable GAAP measure for this forward-looking information on gross margin. See "—Reconciliation of GAAP and non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact".

Research and development expenses on a GAAP and non-GAAP basis for the twelve months ended December 31, 2015 were $5.9 billion and $4.0 billion, respectively. On a non-GAAP basis, the Company projects research and development expense for the full year 2016 to increase in the high-single-digit range compared to 2015. It is estimated that 30% to 45% of the research and development expenses in 2016 will be incurred on late-stage development programs. There is no reliable comparable GAAP measure for this forward-looking information on research and development. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

Marketing, selling and administrative expenses on a GAAP and non-GAAP basis for the twelve months ended December 31, 2015 were $4.8 billion. On a non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2016 to decrease in the mid-single-digit range compared to 2015. There is no reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The effective tax rate on a GAAP basis for the twelve months ended December 31, 2015 was 22.0%. On a non-GAAP basis, for the twelve months ended December 31, 2015 the effective tax rate was 21.2%. On a non-GAAP basis, the Company projects an annual effective tax rate between 21% and 22%. There is no reliable comparable GAAP measure for this forward-looking information on the tax rate. See "—Reconciliation of Certain non-GAAP Line Items to Certain GAAP Line Items".

The GAAP financial results for the full year 2016 will include specified items, including gains on divestitures, expected charges associated with downsizing and streamlining worldwide operations, in-process research and development (IPRD) , upfront and milestone payments, restructuring and pension related items.  The GAAP financial results for the full year 2016 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for IPRD and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol-Myers Squibb Reports Fourth Quarter 2015 Financial Results, January 28, 2016 including “2016 Financial Guidance” and “Use of non-GAAP Financial Information” therein.